UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 19, 2008

Nevada Gold Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-1369203	20-3724068
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1640 Terrace Way
	Walnut Creek, CA	94957
	(Address of principal executive offices)	(Zip Code)

(925) 938-0406

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Information

On October 31, 2008, our Board of Directors declared a 30.30303-for-1 forward split of our common stock, par value $0.001 per share, in the form of a stock dividend. The record date for the stock dividend was November 19, 2008, the payment date is November 21, 2008, and the effective date will be November 24, 2008.

In connection with our previously announced name change and the stock split, the trading symbol for our common stock on the OTC Bulletin Board will be changed to “NGHI.OB” effective November 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nevada Gold Holdings, Inc.

Date: November 21, 2008	By:	/s/ David Rector
Name: David Rector
Title: President